SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 _______________

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                 August 8, 2003

                                  Boots & Coots
                        International Well Control, Inc.
             (Exact name of registrant as specified in its charter)

                         Commission File Number 1-13817

               Delaware                               11-2908692
     (State or Other Jurisdiction of     (I.R.S. Employer Identification No.)
     Incorporation or Organization)

          11615 N. Houston Rosslyn                      77086
               Houston, Texas                         (Zip Code)
    (Address of Principal Executive Offices)

                                  281-931-8884
              (Registrant's telephone number, including area code)


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          INFORMATION  TO  BE  INCLUDED  IN  REPORT

Item  12.  Disclosure  of  Results  of  Operations  and  Financial  Condition,

     On August 8, 2003 the registrant issued a press release entitled "Boots & Coots Reports Second Consecutive Quarter of Positive Earnings."

     The following information is being furnished pursuant to Item 12 "Disclosure of Results of Operations and Financial Condition."

     The Company's press release contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the requirements of Regulation G, the Company has provided quantitative reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    BOOTS & COOTS INTERNATIONAL
                                    WELL CONTROL, INC.

                                        By:   /s/  JERRY  WINCHESTER
                                           --------------------------------
                                                   Jerry Winchester
                                                   Chief Executive Officer

                                        By:   /s/  KEVIN  JOHNSON
                                           --------------------------------
                                                   Kevin Johnson
                                                   Principal Accounting Officer

Date:   August  13,  2003


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